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                                  EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement and the related Prospectus of our reports dated January 25, 1994 included in the Advanta Corp. Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Form S-8 Registration Statement and the related Prospectus.





Philadelphia, PA                                      Arthur Andersen LLP

March 9, 1995